                                  EXHIBIT 99.2


                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


         In connection with the Quarterly Report on Form 10-Q for the period ended November 30, 2002 of Arrow International, Inc., a Pennsylvania corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick J. Hirt, the Vice President/Finance, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/ Frederick J. Hirt
                               -------------------------------------------------
                               Frederick J. Hirt
                               Chief Financial Officer, Vice President-Finance
                               & Treasurer
                               (Principal Financial Officer and Chief Accounting Officer)

                               January 13, 2003


                                      -32-